Analyst Meeting

Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can identify these statements by the fact that they do not strictly relate to historical or current facts. We have based our forward-looking statements on our management's beliefs and assumptions based on information available to our management at the time the statements are made. Our actual results may differ from those expressed or implied by our forward-looking statements as a result of legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, our access to capital and the results of our financing and refinancing efforts, the integration of recent acquisitions, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss in our other filings with the SEC. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Retail Energy

Retail Energy Overview ~1.4 million customers in Houston area under the "Price-to-Beat" Residential Services ~200,000 small commercial customers who use <1 MW of electricity under the "Price-to-Beat" Solutions Large commercial and industrial customers who use > 1 MW of electricity Business Services

Retail Energy 2003 Earnings Overview 2003E Gross Margin Contribution Residential Business Services Solutions 596 311 152 Solutions 15% Business Services 29% Residential 56% Gross Margin $1,040 Total Expenses 400 EBIT $640 ($ million)

Residential and Business Services Model Operations Marketing SG&A Depreciation EBIT PTB Initial Adjustments PTB less discount (out-of-territory) Cost of natural gas Heat rate (supply/demand for power) Shaping premium T&D cost Other costs Gross margin Price Costs Profit = In-territory share loss Out-of-territory share gain Underlying market growth Weather Economy Volume x COGS - -

Residential Business Services Fuel comp 33 33 other 59 47 Non-fuel component PTB fuel component @ $4.02/MMBTU HSC gas PTB fuel component @ $4.02/MMBTU HSC gas Non-fuel component 33 92 33 80 2003 Price to Beat*, $/MWh * Includes adjustment from 11/13/02 filing Business Services Residential

2003 Cost of Goods Sold Residential Business Services Energy costs (OTC 7x24 price), $/MWh Annual average 12-month strip gas cost of $4.10/MMBtu (basis for plan) Heat rate of 8.2 MMBtu/MWh (basis for plan) $33.77 $33.77 Net shaping premium (% of energy costs) Residential YTD 2002: 22% Business Services YTD 2002: 11% 20 - 30% 7 - 15% T & D cost, $/MWh $23.97 $18.78 Gross Receipts Tax/PUC fees ~ 2.25% of unit sales ~ 2.25% of unit sales Losses and unaccounted for energy ~ 8% of shaped cost ~ 8% of shaped cost 60% of forecasted (shaped) load purchased at an expected price of $37.78/MWh

Sales Volumes - Residential / Business Services In-Territory In-Territory Out-of-Territory Out-of-Territory 2002 2003 2002 2003 Residential Total market, year-end customers, thousands 1,567 + 2% 3,130 + 2% Our share - year-end customers 88% 2% Expected monthly (loss)/gain of share* (0.7 - 0.9)% 0.1 - 0.3% Average annual consumption per RRI customer, thousands of KWh > 15.0 + 0.5 - 1% > 19.0** > 16.5 Business Services Total market volume, millions of MWh 20 + 3% 50 + 2 % Our share - average volume 65% 0.8 % Expected monthly (loss)/gain in share (1.0)% 0.1 - 0.3% * Out-of-territory share gain assumes switching levels similar to in-territory and Reliant gets ~40% ** 2002 average consumption reflects acquisition of New Power customers during the summer (higher load)

Solutions Gross Margin Build-Up Total ERCOT Total ERCOT 2002 2003 Total Market > 1 MW, millions of MWhs 80 0 -1% growth Average market share 32% 35 - 40% RRI sales volume, millions of MWhs 25 28 - 32 Average COGS, $/MWh 41 35 - 45 Gross margin, % of COGS 5 - 15%* 5 -15%* * Excludes default sales

Cost of Operations - Total Retail Energy 2002 2003 Bad debt expense, net of late fee revenue $36 Decline primarily as a result of changes to POLR rule Marketing and sales* 78 Increase resulting from out of territory campaigns Operations 151 Flat G & A 99 Decline slightly Depreciation and amortization 21 Increase slightly TOTAL $385 * Excludes claw back ($ million)

Wholesale Energy

Wholesale Energy 2003 EBIT - Recap Positive impacts Absence of 2002 non-recurring items Net additional generating capacity online Full year of Orion assets Partial years from Bighorn, Hunterstown and Choctaw County Texas assets moved to Retail Reduction in O&M and G&A Modest regulatory/market rule improvement Negative impacts Favorable hedges roll off Higher reserve margins Lower market liquidity - lower mark-to- market earnings 2002 2003 EBIT 297.5 300 285 310 300 Projected 2002 Projected 2003 2003 EBIT Drivers (Relative to 2002)

U.S. Generation Portfolio Total capacity 21,525 MW (Operating, under construction, and contracted)* West 12 REMA 23 Orion NY 30 Orion MW 23 SE 5 MW 2 MtM 5 REMA 23% MW 2% West 12% SE 5% MTM 5% Orion MW 23% Orion NY 30% * Excludes Texas generation and related margin. The Retail segment will report Texas financial results beginning January 1, 2003. ** Includes FAS 133 adjustment of $8 million not included in a specific region West Operating 4,677 Construction 541 Total 5,218 Texas (TX)* Operating 781 Option (2004) 14,000 Southeast (SE) Operating 1,052 Under Contract 1,104 Construction 800 Total 2,956 Midwest (MW) Operating 1,283 Orion Midwest Operating 3,769 REMA Operating 4,227 Construction 1,120 Total 5,347 Orion New York Operating 2,952 2003 Estimated Gross Margin Contribution* (%) 100% = $1,409 million**

Energy Intrinsics 742 Extrinsics 90 Hedge Premium 198 Regulatory Capacity 212 Ancillary Services 47 Other Commercial 117 U.S. Portfolio *Excludes capacity located in Texas ** Includes FAS 133 adjustment of $8 million not included in a specific region Energy (Intrinsic) >50% Hedge Premium 10-15% Dispatch (% of 21,525* MWs) Fuel (% of 21,525* MWs) Coal 22 NG 42 Dual 30 Hydro 3 Oil 3 Baseload 31 Intermediate 40 Peaking 29 Base Load 31% Intermediate 40% Peaking 29% Gas 42% Hydro 3% Oil 3% Coal 22% Dual 30% Regulatory Capacity 10-15% Extrinsic 5-10% Other Commercial 5-10% Ancillary Services <5% 2003 Estimated Gross Margin = $1,409 million** (45% hedged)

Definition of Terms Energy (intrinsic) Energy (extrinsic) Hedge premium Regulatory capacity Ancillary services Other commercial value Projected in-the-money energy margin based on spread between the expected average monthly price and a particular unit's variable cost to produce the power Additional projected energy margin for generation taking into account potential spot price path (i.e. volatility) Value of existing hedges based on expected future market prices Payment received for each available MW of capacity Market established by certain state regulators to provide economic incentives to construct and maintain generation Revenues received for providing grid services (e.g., standby, voltage support, ramp up/down) Typically purchased by network operators to maintain system integrity, stability Additional margin earned from commercial activity (e.g., proprietary trading, fuel switching, logistics optimization)

Energy (Intrinsic) Gross Margin, Example 1/1/2002 2/1/2002 3/1/2002 4/1/2002 5/1/2002 6/1/2002 7/1/2002 8/1/2002 9/1/2002 10/1/2002 SP-15 10.92415409 11.37372558 12.05554462 10.05878438 9.653861827 10.94240972 13.31703089 11.05773944 10.94149919 10.16212481 HR cost 10 10 10 10 9.653861827 10 10 10 10 10 0.92415409 1.37372558 2.05554462 0.05878438 0 0.94240972 3.31703089 1.05773944 0.94149919 0.16212481 1/1/2002 2/1/2002 3/1/2002 4/1/2002 5/1/2002 6/1/2002 7/1/2002 8/1/2002 9/1/2002 10/1/2002 SP-15 21.85227273 23.17975207 32.87 29.06031469 26.85664336 30.06090909 36.53409091 28.45117845 32.04132231 34.21496212 SP-15 21.85227273 23.17975207 32.87 29.06031469 26.85664336 30.06090909 36.53409091 28.45117845 32.04132231 34.21496212 10 10 10 10 10 10 10 10 10 10 10 HR Gas Gross Margin 10 HR Gas Gross Margin May '02 July '02 Power price ($/MWh) 29.54 40.19 Fuel cost ($/MWh) 30.10 29.90 Unit HR (MMBtu/MWh) 10.00 10.00 Fuel cost ($/MMBtu) 3.01 2.99 Unit margin ($/MWh) 0.00 10.29 Capacity (MW) 200 200 Hours 432 416 Gross margin ($MM) 0.00 0.86 10 HR Coal Gross Margin 10 HR Coal Gross Margin May '02 July '02 Power price ($/MWh) 29.54 40.19 Fuel cost ($/MWh) 11.00 11.00 Unit HR (MMBtu/MWh) 10.00 10.00 Fuel cost ($/MMBtu) 1.10 1.10 Unit margin ($/MWh) 18.54 29.19 Capacity (MW) 200 200 Hours 432 416 Gross margin ($MM) 1.60 2.43 * Actual 2002 average monthly heat rates; gas (coal) market heat rate = expected price / cost of gas (coal) Heat rate margin Price Cost Price Cost Heat rate margin

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 SP-15 13.18681319 11.84210526 11.92368839 10.69609508 10.69609508 18.50594228 19.56521739 21.40625 19.70172684 16.83501684 17.24137931 12.5862069 11.63194444 11.22013652 12.25490196 11.06965174 11.39078498 13.52389078 11.61290323 10.74380165 10.98807496 11.01485149 11.71052632 11.40350877 11.44781145 12.04347826 14 14 14 14 14 14 14 14 14 14 14 14 14 14 14 14 14 14 14 14 14 14 14 14 14 14 16 16 16 16 16 16 16 16 16 16 16 16 16 16 16 16 16 16 16 16 16 16 16 16 16 16 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 Energy (Extrinsic) Gross Margin, Example Gas Unit Intrinsic Gross Margin Gas Unit Intrinsic Gross Margin 14 Heat Rate 16 Heat Rate Power price ($/MWh) 40.19 40.19 Fuel cost ($/MWh) 41.86 47.84 Unit HR (MMBtu/MWh) 14.00 16.00 Fuel cost ($/MMBtu) 2.99 2.99 Unit margin ($/MWh) 0.00 0.00 Capacity (MW) 200 200 Hours 416 416 Gross margin ($MM) 0.00 0.00 16 HR gas unit cost Forward on-peak heat rate* = 13.3 As neither asset is in the money, intrinsic value of both units is 0 However, against average daily prices, the assets are in-the-money on particular days Deeper analysis on basis of hourly prices would show that these assets would have additional value in particular hours (e.g., likely that both units were in-the- money in the real-time hourly market on July 18) This variability around the monthly average, or mean, is volatility Price path* 14 HR gas unit cost On-Peak Days (6x16) * Forward as of October 24, 2002; price path from July, 2002 average daily prices

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 SP-15 13.18681319 11.84210526 11.92368839 10.69609508 10.69609508 18.50594228 19.56521739 21.40625 19.70172684 16.83501684 17.24137931 12.5862069 11.63194444 11.22013652 12.25490196 11.06965174 11.39078498 13.52389078 11.61290323 10.74380165 10.98807496 11.01485149 11.71052632 11.40350877 11.44781145 12.04347826 11.18681319 9.84210526 9.92368839 8.69609508 8.69609508 20.50594228 21.56521739 23.40625 21.70172684 18.83501684 19.24137931 10.5862069 9.63194444 9.22013652 16.25490196 9.06965174 9.39078498 17.52389078 9.61290323 8.74380165 8.98807496 13.01485149 17.71052632 9.40350877 9.44781145 14.04347826 14 14 14 14 14 14 14 14 14 14 14 14 14 14 14 14 14 14 14 14 14 14 14 14 14 14 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 13.3 Further Impact of Volatility on Energy (Extrinsic), Example Average price of both price paths is the same However, the more volatile price path results in greater value, specifically, extrinsic value, for higher heat rate units, such as the 14 HR gas unit Regions with steep supply cost curves, fluctuating loads, and less reliable supply sources will have wider distribution of potential price paths (i.e. higher volatility) We measure extrinsic value through the use of option models; however, we have developed a simplified approach that should provide a good approximation High volatility price* (hypothetical) 14 HR gas unit cost Low volatility price* On-Peak Days (6x16) * Forward from October, 2002; low volatility curve shapes forward on-peak heat rate by the daily spot price observed in July 2002; high curve is hypothetical price path July 2003 forward on-peak heat rate* = 13.3

July 2003 OTC Forward HR = 13.3 (10/24/02) Approximating Energy (Extrinsic), Example Using Daily On-Peak Prices 14 Heat Rate 16 Heat Rate Forward HR (MMBtu/MWh) 13.30 13.30 Multiple 1.48 1.60 Realized HR (MMBtu/MWh) 19.68 21.28 Realized power price ($/MWh)* 58.86 63.63 Fuel cost (HR*gas price) 41.86 47.84 Unit margin ($/MWh) 17.00 15.79 Capacity (MW) 200 200 Hours** 58.2 18.7 Total gross margin ($MM) 0.20 0.06 Intrinsic gross margin ($MM) 0.00 0.00 Extrinsic gross margin ($MM) 0.20 0.06 Actual average price realized for each unit was greater than forward price 16 HR = 21.3 (1.6x avg. spot/forward) 14 HR = 19.8 (1.5x ) Assuming this relationship, Prealized = forward x multiple, then approximate margins for these units are: 16 HR 14 HR % Utilization Heat Rate * Realized power price = realized HR x market gas price ($2.99/MMBtu) ** Hours have been adjusted for unit 6x16 capacity factors Multiple 1.7 1.6 1.5 1.4 1.4 1.3 1.2 1.1 1.1 1.0

West Energy (Extrinsic) Gross Margin, Forward/Expected Multiple Historical (1998 - 2001) Historical (1998 - 2001) Historical (1998 - 2001) Historical (1998 - 2001) Historical (1998 - 2001) Non-Summer Non-Summer Summer Summer Estimated Utilization % (6x16)* Forward/Expected Multiple Estimated Utilization % (6x16)* Forward/Expected Multiple Base Load Coal - - - - CCGT 79 - 100% 1.0 - 1.1 100% 1.0 Hydro - - - - Intermediate 10-12 HR Gas 6 - 65% 1.1 - 2.4 46 - 100% 1.0 - 1.5 CCGT 27 - 83% 1.0 - 1.5 81 - 100% 1.0 - 1.1 Coal - - - - Peaking 12-15 HR 0 - 3% 1.3 - 3.0 2 - 7% 1.5 - 2.9 15+ HR 1 - 11% 1.2 - 3.0 3 - 18% 1.3 - 2.7 * Estimated using actual 7x24 unit utilizations

Other Energy (Intrinsic) Margin Considerations Unit operating characteristics Equivalent forced outage rate Maintenance outages Start-up costs Start-up time and ramp rates Minimum load Emission costs, credits, limits Variable transaction costs (e.g., ISO fees) Transmission charges

Hedge Premium This is not the nominal hedge amount Value of the hedge changes with market prices of power and fuel 2003 Portfolio 1132 Hedges 200 Value of hedges against our current curves Portfolio value against our current curves 1,332

Regulatory Capacity Value, Historical Liquid capacity forward curves not available Capacity value applies to all available MWs regardless of Efficiency Fuel type Technology Accordingly, capacity value for month = $/kW-month X kWs For each region we will provide Historical data Our directional view relative to historical Potential changes in markets with evolution to SMD Q1 00 Q2 00 Q3 00 Q4 00 Q1 01 Q2 01 Q3 01 Q4 01 Q1 02 Q2 02 Q3 02 Reg Cap 28 28.9 30.8 26.5 0 28.4 25.2 47.5 41.5 0 41 33 9.2 28 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2000 2001 2002 29 31 27 28 25 47 41 41 33 9 ($ million) REMA Regulatory Capacity

Ancillary Services, Historical Like capacity, no forward market exists Applies to selected assets, for example, List plant types and service offering For simplicity we recommend a regional estimate by quarter For each region we will provide Historical data Our directional view relative to historical Potential changes in markets with evolution to SMD Q1 00 Q2 00 Q3 00 Q4 00 Q1 01 Q2 01 Q3 01 Q4 01 Q1 02 Q2 02 Q3 02 Ancillary 3.1 76.1 54.9 43.6 0 30 3.5 5 3.4 0 2 1 2.2 3 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2000 2001 2002 76 55 44 30 3 5 3 2 1 2 RRI West Portfolio Ancillary Services ($ million)

Other Commercial Value Proprietary trading Fuel switching Logistics optimization Taking positions based on market information and proprietary analysis predominantly in and around our asset positions Economically choosing between fuels at dual-fired units We model on the basis of which fuel is cheaper in monthly forwards Optimization in real-time provides additional value Maximizing margin from all available positions across U.S. (e.g., pipelines, storage, generation, fuels, transmission) through trading activities on relatively short-term basis (e.g., week-to-week, day-to-day) Sourcing energy from cheapest sources, selling into highest available markets

West Portfolio

West Asset Summary Unit Name Location Pricing Point Summer/Winter Average Capacity (MW) Fuel Type Heat Rate (MMBtu/MWh) 1998 - 2001 Historical Capacity Factor (%) (7x24) 1998 - 2001 Historical Capacity Factor (%) (7x24) Summer Non-Summer Base Load (CCGT) Bighorn 1-2 Southern Nevada Mead 430 Gas 7.2 COD 4Q '03 COD 4Q '03 Desert Basin 1-3 Arizona Palo Verde 588 Gas 7.2 Contracted Contracted El Dorado 1 Southern Nevada Mead/SP-15 270 Gas 7.1 64 - 83% 45 - 72% 1,288 Intermediate Bighorn 3 Southern Nevada 111 Gas 10.1 COD 4Q '03 COD 4Q '03 Coolwater CCGT Southern California SP-15 658 Gas/No. 2 10.0 46 - 71% 15 - 47% Etiwanda 1-4 Southern California SP-15 904 Gas 10.2 27 - 59% 3 - 23% Mandalay 1-2 Southern California SP-15 430 Gas 9.7 28 - 78% 12 - 63% Ormond Beach 1-2 Southern California SP-15 1,525 Gas 9.6 25 - 64% 2 - 40% 3,628 Peaking Ellwood 1 Southern California SP-15 54 Gas 13.2 1 - 4% 0 - 2% Etiwanda 5 Southern California SP-15 118 Gas 15.7 2 - 13% 0 - 9% Mandalay 3 Southern California SP-15 130 Gas 16.0 1 - 8% 0 - 4% 302 West Total 5,218 Desert Basin under contract through 2011

West Generation Portfolio 2003 Estimated Accrual Gross Margin = $174 million (45% hedged) Gas 87 Dual Gas and Fuel Oil 13 Peaking 24 Dispatch (% of 5,218 MWs) Fuel (% of 5,218 MWs) Baseload 25 Intermediate 69 Peaking 6 Base Load 25% Intermediate 69% Peaking 6% Gas 100% Key Margin Sources Energy (intrinsic) H Hedge Premium H Energy (extrinsic) M Ancillary Services L Capacity Value - Other Commercial L H: >30 % M: 10 - 30% L: <10% Dual 13%

West On-Peak (6x16) Forward Curves Delivery Date OTC Forward (11/8/2002) Min Value OTC Forward Range (11/8/2001 to 11/8/2002) Historical Spot 1/2/2002 10.91954023 1/3/2002 11.37316562 1/4/2002 10.34042553 1/5/2002 10.84821429 1/7/2002 10.60267857 1/8/2002 10.09389671 1/9/2002 10.17045455 1/10/2002 10.08158508 1/11/2002 9.133489461 1/12/2002 9.154929577 1/14/2002 10.3286385 1/15/2002 11.29032258 1/16/2002 11.64079823 1/17/2002 12.58169935 1/18/2002 12.31343284 1/19/2002 11.25866051 1/21/2002 11.14318707 1/22/2002 11.14318707 1/23/2002 10.57471264 1/24/2002 10.84686775 1/25/2002 10.53864169 1/26/2002 10.89588378 1/28/2002 12.59079903 1/29/2002 11.62650602 1/30/2002 11.45083933 1/31/2002 11.08545035 2/1/2002 11.75458716 2/4/2002 11.80875576 2/5/2002 11.25866051 2/6/2002 11.57407407 2/7/2002 11.76470588 2/8/2002 11.16898148 2/9/2002 11.06651376 2/11/2002 11.23853211 2/12/2002 11.19318182 2/13/2002 11.05870021 2/14/2002 11.02345416 2/15/2002 11.41280353 2/16/2002 11.09839817 2/18/2002 12.12814645 2/19/2002 12.12814645 2/20/2002 11.49237473 2/21/2002 11.11111111 2/22/2002 11.08742004 2/25/2002 11.43018018 2/26/2002 11.13537118 2/27/2002 11.06991525 2/28/2002 11.21794872 3/1/2002 11.22661123 3/4/2002 11.3449692 3/5/2002 14.41176471 3/6/2002 14.04715128 3/7/2002 13.27235772 3/8/2002 12.16513761 3/9/2002 11.71378092 3/11/2002 11.96996466 3/12/2002 11.16751269 3/13/2002 11.13367174 3/14/2002 11.50927487 3/15/2002 12.12121212 3/18/2002 14.17069243 3/19/2002 13.14220183 3/20/2002 12.35207101 3/21/2002 11.27675841 3/22/2002 12.18553459 3/25/2002 12.5884017 3/26/2002 11.36690647 3/27/2002 10.97902098 3/28/2002 11.37048193 3/29/2002 11.37048193 3/30/2002 10.39156627 4/1/2002 10.77044025 4/2/2002 9.887724551 4/3/2002 10.36754508 4/4/2002 10.76388889 4/5/2002 10 4/6/2002 11.05845182 4/8/2002 10.82148499 4/9/2002 10.60675883 4/10/2002 10.45741325 4/11/2002 9.906396256 4/12/2002 9.157212318 4/13/2002 10.70075758 4/15/2002 11.64772727 4/16/2002 10.25236593 4/17/2002 9.687034277 4/18/2002 9.93883792 4/19/2002 8.047690015 4/20/2002 9.015025042 4/22/2002 9.59933222 4/23/2002 9.714076246 4/24/2002 10.47687861 4/25/2002 9.947049924 4/26/2002 8.537519142 4/27/2002 10.28597786 4/29/2002 10.62730627 4/30/2002 9.253499222 5/1/2002 9.841149773 5/2/2002 9.328358209 SP-15 (SP-15/SoCal Border) Avg. Spot HR = 11.0 Avg. Forward OTC HR = 11.4 MMBtu/MWh

West Energy (Extrinsic) Gross Margin, Forward/Expected Multiple Historical (1998 - 2001) Historical (1998 - 2001) Historical (1998 - 2001) Historical (1998 - 2001) Historical (1998 - 2001) Non-Summer Non-Summer Summer Summer Estimated Utilization % (6x16)* Forward/Expected Multiple Estimated Utilization % (6x16)* Forward/Expected Multiple Base Load Coal - - - - CCGT 79 - 100% 1.0 - 1.1 100% 1.0 Hydro - - - - Intermediate 10-12 HR Gas 6 - 65% 1.1 - 2.4 46 - 100% 1.0 - 1.5 CCGT 27 - 83% 1.0 - 1.5 81 - 100% 1.0 - 1.1 Coal - - - - Peaking 12-15 HR 0 - 3% 1.3 - 3.0 2 - 7% 1.5 - 2.9 15+ HR 1 - 11% 1.2 - 3.0 3 - 18% 1.3 - 2.7 * Estimated using actual 7x24 unit utilizations

West Ancillary Services, Historical ($ million) Q1 00 Q2 00 Q3 00 Q4 00 Q1 01 Q2 01 Q3 01 Q4 01 Q1 02 Q2 02 Q3 02 Ancillary 3.1 76.1 54.9 43.6 0 30 3.5 5 3.4 0 2 1 2.2 3 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2000 2001 2002 76 55 44 30 3 5 3 2 1 2

California Ancillary Services Market NP+SP exluding reliant from REI (Waiver Denied) 1/1/2001 91.84 1/2/2001 122.39 1/3/2001 107.85 1/4/2001 95.02 1/5/2001 83.41 1/6/2001 76.51 1/7/2001 70.04 1/8/2001 79.01 1/9/2001 79.71 1/10/2001 73.96 1/11/2001 94.06 1/12/2001 98.33 1/13/2001 83.54 1/14/2001 79.27 1/15/2001 84.8 1/16/2001 85.27 1/17/2001 105.86 1/18/2001 111.43 1/19/2001 105.34 1/20/2001 112.99 1/21/2001 79.62 1/22/2001 94.85 1/23/2001 100.1 1/24/2001 80.77 1/25/2001 81.23 1/26/2001 77.94 1/27/2001 88.82 1/28/2001 90.05 1/29/2001 88.42 1/30/2001 105.57 1/31/2001 94.12 2/1/2001 1589 120.65 - 84.23 2/2/2001 1589 120.65 - 89.11 2/3/2001 1589 120.65 - 93.78 2/4/2001 1589 120.65 - 99.58 2/5/2001 1589 120.65 - 92.63 2/6/2001 1589 120.65 - 96.65 2/7/2001 1589 120.65 - 107.18 2/8/2001 1589 120.65 - 92.96 2/9/2001 1589 120.65 - 95.46 2/10/2001 1589 120.65 - 88.31 2/11/2001 1589 120.65 - 88.91 2/12/2001 1589 120.65 - 113.87 2/13/2001 1589 120.65 - 85.99 2/14/2001 1589 120.65 - 82.37 2/15/2001 1589 120.65 - 89.81 2/16/2001 1589 120.65 - 76.29 2/17/2001 1589 120.65 - 70.25 2/18/2001 1589 120.65 - 82.85 2/19/2001 1589 120.65 - 91.85 2/20/2001 1589 120.65 - 84.97 2/21/2001 1589 120.65 - 75.57 2/22/2001 1589 120.65 - 50.32 2/23/2001 1589 120.65 - 59.77 2/24/2001 1589 120.65 - 82.09 2/25/2001 1589 120.65 - 82.66 2/26/2001 1589 120.65 - 78.33 2/27/2001 1589 120.65 - 79.71 2/28/2001 1589 120.65 - 75.63 3/1/2001 74.7 3/2/2001 54.33 3/3/2001 58.79 3/4/2001 71.7 3/5/2001 59.74 3/6/2001 79.46 3/7/2001 62.22 3/8/2001 67.21 3/9/2001 80.95 3/10/2001 60.95 3/11/2001 71.47 3/12/2001 86.39 3/13/2001 99.08 3/14/2001 97.68 3/15/2001 103.46 3/16/2001 101.29 3/17/2001 104.12 3/18/2001 97.27 3/19/2001 30.72 3/20/2001 83.75 3/21/2001 109.84 3/22/2001 113.47 3/23/2001 98.88 3/24/2001 98.8 3/25/2001 98.6 3/26/2001 99.23 3/27/2001 94.99 3/28/2001 96.79 3/29/2001 102.61 3/30/2001 90.55 3/31/2001 93.62 4/1/2001 106.08 4/2/2001 105.46 4/3/2001 91.07 4/4/2001 96.97 4/5/2001 85.18 4/6/2001 103.65 4/7/2001 88.01 4/8/2001 94.45 4/9/2001 98.93 Average 24 hour California A/S capacity traded (MW) Average 24 hour SP15 A/S price ($/MWh) Capacity excluding Reliant Price Q1 1,710 1,183 707 752 677 Q2 Q3 Q4 Q1 Q2 Q3 2001 2002 940 886 Capacity from Reliant Available Reliant capacity (waiver denied)

Argument for WSCC Capacity Market Base Low-cool Low Hot High-hot Actual 1999 12.9 2000 9.3 2001E 6 2002E 9.63 9.63 9.63 9.63 9.63 9.63 2003 8.98 19 15.95 4.02 0 2004 14.53 23.66 20.52 7.89 3.73 2005 14.76 21.73 18.67 8.85 4.66 2006 12.48 19.17 16.19 6.24 2.16 2007 18.14390319 24.98047649 21.86558385 11.32440694 7.062611568 WSCC Peak Day Reserve Margin* Low-cool Base High High-hot Low * Non-coincident peak demand; not adjusted for availability; hydro adjusted to ~67% of nameplate ** 2001 adjusted for actual hydro capacity Actual** Highest numbers Lowest numbers Group 1 5.3 Group 2 4.3 Group 3 3.3 Group 4 0.01 3.3 1.9 Group 5 1.25 New entrant CCGT required for 9% return PJM market 1999-2002 YTD 9% return on Cal Holdings book value New entrant CT required for 9% return $1.25/kW-month transport fee on imports ($/kW-month) 2003 Potential California Capacity Margins %

REMA Portfolio

REMA Asset Summary

Unit Name	Location	Pricing Point	Summer/Winter Average Capacity (MW)	Fuel Type	Heat Rate (MMBtu/MWh)	1997 – 2001 Historical Capacity Factor (%) (7X24) Summer	Non-Summer
Base Load							
Conemaugh 1-2	Pennsylvania	PJM West	280	Coal	9.6	89 – 95%	79 – 88%
Deep Creek 1-2	Maryland	PJM West	19	Hydro	N/A	4 – 18%	8 – 14%
Keystone 1-2	Pennsylvania	PJM West	282	Coal	9.6	78 – 96%	83 – 87%
Piney Station 1-3	Pennsylvania	PJM West	28	Hydro	N/A	6 – 16%	24 – 34%
Portland 2	Pennsylvania	PJM West	243	Coal	9.9	48 – 67%	36 – 55%
Seward 1	Pennsylvania	PJM West	325	Coal	9.7	COD 3Q '04	
Seward 5	Pennsylvania	PJM West	136	Coal	10.5	45 – 80%	43 – 71%
Shawville1-4	Pennsylvania	PJM West	608	Coal	10.2	54 – 76%	55 – 75%
			1,921				
Intermediate							
Gilbert CCGT	New Jersey	PJM West	336	Gas/No. 2	10.4	11 – 26%	3 – 12%
Gilbert 9	New Jersey	PJM West	168	Gas/No. 2	11.1	3 – 13%	0 – 3%
Hunterstown CCGT	Pennsylvania	PJM West	795	Gas	7.7	COD 2Q '03	
Portland 1	Pennsylvania	PJM West	157	Coal	10.6	40 – 66%	22 – 59%
Portland 5	Pennsylvania	PJM West	144	Gas/No. 2	11.9	3 – 17%	0 – 6%
Sayreville 4-5	New Jersey	PJM West	232	Gas/No. 6	12.5	2 – 9%	0 – 1%
Seward 4	Pennsylvania	PJM West	61	Coal	14.6	22 – 57%	13 – 49%
Titus 1-3	Pennsylvania	PJM West	246	Coal	11.1	54 – 68%	33 – 59%
			2,139				

36

REMA Asset Summary (*Continued*)

Reliant Resources

Unit Name	Location	Pricing Point	Summer/Winter Average Capacity (MW)	Fuel Type	Heat Rate (MMBtu/MWh)	1997 – 2001 Historical Capacity Factor (%) (7X24)	
						Summer	Non-Summer
Peaking							
Blossburg 1	Pennsylvania	PJM West	23	Gas	14.4	1 – 3%	0 – 8%
Gilbert 1-4	New Jersey	PJM West	111	Gas/No.2	16.8	0 – 3%	0 – 0%
Glen Gardner 1-8	New Jersey	PJM West	184	Gas/No.2	15	1 – 5%	0 – 1%
Hamilton 1	Pennsylvania	PJM West	23	No.2	15.4	0 – 7%	0 – 2%
Hunterstown 1-3	Pennsylvania	PJM West	71	Gas/No.2	16.7	2 – 9%	0 – 3%
Mountain 1-2	Pennsylvania	PJM West	47	Gas/No.2	15.8	3 – 8%	1 – 3%
Orrtanna 1	Pennsylvania	PJM West	23	No.2	15.3	1 – 6%	0 – 2%
Portland 3-4	Pennsylvania	PJM West	40	Gas/No.2	15.4	0 – 5%	0 – 1%
Sayreville 1-4	New Jersey	PJM West	264	Gas/No.2	18.5	1 – 5%	0 – 1%
Shawnee 1	Pennsylvania	PJM West	23	No.2	15.7	0 – 4%	0 – 1%
Shawville 5-7	Pennsylvania	PJM West	6	No.2	17.1	1 – 4%	0 – 1%
Tolna 1-2	Pennsylvania	PJM West	47	No.2	15.3	1 – 7%	0 – 2%
Titus 4-5	Pennsylvania	PJM West	35	Gas/No.2	17.1	0 – 7%	0 – 1%
Warren 3	Pennsylvania	PJM West	68	Gas/No.2	15.9	3 – 7%	1 – 8%
Wayne 1	Pennsylvania	PJM West	66	No.2	17.2	1 – 5%	0 – 2%
Werner 1-4	New Jersey	PJM West	252	No.2	17.4	0 – 4%	0 – 1%
Keystone 3-6	Pennsylvania	PJM West	2	No.2	17.1	1 – 4%	0 – 1%
Conemaugh A-D	Pennsylvania	PJM West	2	No.2	17.1	1 – 4%	0 – 1%
			1,287				
REMA Total			5,347				

37

REMA Generation Portfolio Coal 44 Gas 15 Dual 32 Hydro 1 Oil 8 Fuel (% of 5,347 MWs) Baseload 36 Intermediate 40 Peaking 24 Base Load 36% Inter- mediate 40% Peaking 24% Gas 15% Hydro 1% Oil 8% Coal 44% Dual 32% Dispatch (% of 5,347 MWs) Key Margin Sources Energy (intrinsic) H Hedge Premium M Energy (extrinsic) L Ancillary Services L Capacity Value M Other Commercial L 2003 Estimated Accrual Gross Margin = $328 million (25% hedged) H: >30 % M: 10 - 30% L: <10%

PJM On-Peak (5x16) Forward Curves Delivery Date OTC Forward (11/8/2002) Min Value OTC Forward Range (11/8/2001 to 11/8/2002) Historical Spot 1/2/2002 7.75862069 1/3/2002 7.948369565 1/4/2002 7.934782609 1/7/2002 9.097938144 1/8/2002 8.822525597 1/9/2002 8.601398601 1/10/2002 8.833652008 1/11/2002 8.723809524 1/14/2002 9.530651341 1/15/2002 8.752327747 1/16/2002 8.1875 1/17/2002 8.271604938 1/18/2002 8.32155477 1/21/2002 8.669811321 1/22/2002 8.735849057 1/23/2002 9.154786151 1/24/2002 9.294871795 1/25/2002 9.359243697 1/28/2002 9.900442478 1/29/2002 9.424778761 1/30/2002 9.40397351 1/31/2002 9.094736842 2/1/2002 9.2 2/4/2002 9.85915493 2/5/2002 9.426691729 2/6/2002 9.3866171 2/7/2002 9.552845528 2/8/2002 8.709349593 2/11/2002 9.518072289 2/12/2002 9.274509804 2/13/2002 8.076923077 2/14/2002 8.602540835 2/15/2002 8.681102362 2/18/2002 8.952772074 2/19/2002 8.983572895 2/20/2002 8.382066277 2/21/2002 7.905027933 2/22/2002 8.240917782 2/25/2002 8.707224335 2/26/2002 8.559322034 2/27/2002 9.278169014 2/28/2002 10.99656357 3/1/2002 9.458041958 3/4/2002 10.82740214 3/5/2002 10.03210273 3/6/2002 8.818493151 3/7/2002 8.53046595 3/8/2002 7.703826955 3/11/2002 9.4 3/12/2002 8.8046875 3/13/2002 7.472868217 3/14/2002 7.457496136 3/15/2002 7.623355263 3/18/2002 7.963525836 3/19/2002 8.063829787 3/20/2002 7.954239569 3/21/2002 8.222523745 3/22/2002 10.68989071 3/25/2002 8.778625954 3/26/2002 8.125819135 3/27/2002 7.592356688 3/28/2002 7.882273342 3/29/2002 6.664411367 4/1/2002 7.90299572 4/2/2002 6.157965194 4/3/2002 5.731707317 4/4/2002 7.940074906 4/5/2002 8.967046895 4/8/2002 7.774725275 4/9/2002 7.612859097 4/10/2002 7.521186441 4/11/2002 8.450704225 4/12/2002 7.682403433 4/15/2002 9.487951807 4/16/2002 22.43767313 4/17/2002 23.94179894 4/18/2002 15.40540541 4/19/2002 11.98945982 4/22/2002 8.090040928 4/23/2002 8.290653009 4/24/2002 7.436548223 4/25/2002 6.990861619 4/26/2002 7.08168643 4/29/2002 7.79532967 4/30/2002 7.152317881 5/1/2002 6.783919598 5/2/2002 6.68504902 5/3/2002 6.210392902 5/6/2002 6.776232617 5/7/2002 6.934023286 5/8/2002 7.260812582 5/9/2002 7.555282555 5/10/2002 6.658446363 5/13/2002 6.523631841 5/14/2002 7.229987294 5/15/2002 6.397058824 5/16/2002 7.228535354 5/17/2002 7.473474801 5/20/2002 6.939313984 PJM West (PJM West/Tetco M-3) Delivery Date OTC Forward (11/8/2002) Min Value OTC Forward Range (11/8/2001 to 11/8/2002) Historical Spot 1/2/2002 29.25 1/3/2002 29.25 1/4/2002 27.375 1/7/2002 26.475 1/8/2002 25.85 1/9/2002 24.6 1/10/2002 23.1 1/11/2002 22.9 1/14/2002 24.875 1/15/2002 23.5 1/16/2002 22.925 1/17/2002 23.45 1/18/2002 23.55 1/21/2002 22.975 1/22/2002 23.15 1/23/2002 22.475 1/24/2002 21.75 1/25/2002 22.275 1/28/2002 22.375 1/29/2002 21.3 1/30/2002 21.3 1/31/2002 21.6 2/1/2002 21.85 2/4/2002 24.5 2/5/2002 25.075 2/6/2002 25.25 2/7/2002 23.5 2/8/2002 21.425 2/11/2002 23.7 2/12/2002 23.65 2/13/2002 23.1 2/14/2002 23.7 2/15/2002 22.05 2/18/2002 21.8 2/19/2002 21.875 2/20/2002 21.5 2/21/2002 21.225 2/22/2002 21.55 2/25/2002 22.9 2/26/2002 22.725 2/27/2002 26.35 2/28/2002 32 3/1/2002 27.05 3/4/2002 30.425 3/5/2002 31.25 3/6/2002 25.75 3/7/2002 23.8 3/8/2002 23.15 3/11/2002 29.375 3/12/2002 28.175 3/13/2002 24.1 3/14/2002 24.125 3/15/2002 23.175 3/18/2002 26.2 3/19/2002 28.425 3/20/2002 29.55 3/21/2002 30.3 3/22/2002 39.125 3/25/2002 34.5 3/26/2002 31 3/27/2002 29.8 3/28/2002 29.125 3/29/2002 24.625 4/1/2002 27.7 4/2/2002 23 4/3/2002 23.5 4/4/2002 31.8 4/5/2002 35.375 4/8/2002 28.3 4/9/2002 27.825 4/10/2002 26.625 4/11/2002 30 4/12/2002 26.85 4/15/2002 31.5 4/16/2002 81 4/17/2002 90.5 4/18/2002 57 4/19/2002 45.5 4/22/2002 29.65 4/23/2002 32.375 4/24/2002 29.3 4/25/2002 26.775 4/26/2002 26.875 4/29/2002 28.375 4/30/2002 27 5/1/2002 27 5/2/2002 27.275 5/3/2002 24.5 5/6/2002 26.8 5/7/2002 26.8 5/8/2002 27.7 5/9/2002 30.75 5/10/2002 27 5/13/2002 26.225 5/14/2002 28.45 5/15/2002 26.1 5/16/2002 28.625 5/17/2002 28.175 5/20/2002 26.3 PJM West Avg. Spot Price = 35.9 Avg. Forward OTC Price = 37.9 Avg. Spot HR = 10.2 Avg. Forward OTC HR = 8.7 MMBtu/MWh $/MWh

REMA Energy (Extrinsic) Gross Margin, Forward/Expected Multiple Historical (1997 - 2001) Historical (1997 - 2001) Historical (1997 - 2001) Historical (1997 - 2001) Historical (1997 - 2001) Non-Summer Non-Summer Summer Summer Estimated Utilization % (5x16)* Forward/Expected Multiple Estimated Utilization % (5x16)* Forward/Expected Multiple Base Load Coal 100% 1.0 100% 1.0 CCGT - - - - Hydro 38 - 55% 1.1 - 1.4 11 - 36% 1.5 - 4.1 Intermediate 10-12 HR Gas 1 - 6% 1.3 - 6.1 5 - 27% 1.6 - 5.2 CCGT 7 - 26% 1.2 - 2.1 23 - 57% 1.3 - 2.8 Coal 57 - 100% 1.0 - 1.2 88 - 100% 1.0 - 1.1 Peaking 12-15 HR 0 - 4% 1.3 - 6.1 2 - 11% 1.9 - 5.8 15+ HR 0 - 3% 1.3 - 5.9 2 - 11% 1.9 - 5.9 * Estimated using actual 7x24 unit utilizations

REMA Regulatory Capacity & Ancillary Services Market, Historical Q1 00 Q2 00 Q3 00 Q4 00 Q1 01 Q2 01 Q3 01 Q4 01 Q1 02 Q2 02 Q3 02 Reg Cap 28 28.9 30.8 26.5 0 28.4 25.2 47.5 41.5 0 41 33 9.2 28 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2000 2001 2002 29 31 27 28 25 47 41 41 33 9 ($ million) REMA Regulatory Capacity 7 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2000 2001 2002 10 11 9 6 8 17 5 5 7 16 Q1 00 Q2 00 Q3 00 Q4 00 Q1 01 Q2 01 Q3 01 Q4 01 Q1 02 Q2 02 Q3 02 Ancillary 6.5 10.4 11 8.6 0 6.3 7.9 16.5 4.8 0 5.4 6.6 15.8 REMA Ancillary Services

PJM Capacity Market Capacity Clearing Price ($/MW/day) 1/1/1999 1.67 0.15 1/2/1999 1.22 0.15 1/3/1999 0 0.15 1/4/1999 0.91 0.15 1/5/1999 0.85 0.15 1/6/1999 0.61 0.15 1/7/1999 0.3 0.15 1/8/1999 0.27 0.15 1/9/1999 0.27 0.15 1/10/1999 0.24 0.15 1/11/1999 0.3 0.15 1/12/1999 0.29 0.15 1/13/1999 0.28 0.15 1/14/1999 0.27 0.15 1/15/1999 0.26 0.15 1/16/1999 0.24 0.15 1/17/1999 0.21 0.15 1/18/1999 0.2 0.15 1/19/1999 0.18 0.15 1/20/1999 0.19 0.15 1/21/1999 0.19 0.15 1/22/1999 0.18 0.15 1/23/1999 0.18 0.15 1/24/1999 0.61 0.15 1/25/1999 0.33 0.15 1/26/1999 0.33 0.15 1/27/1999 0.35 0.15 1/28/1999 0.33 0.15 1/29/1999 0.49 0.15 1/30/1999 0.46 0.15 1/31/1999 0.46 0.15 2/1/1999 0 0.15 2/2/1999 0.3 0.15 2/3/1999 0.37 0.15 2/4/1999 0.33 0.15 2/5/1999 0.27 0.15 2/6/1999 0.23 0.15 2/7/1999 0.23 0.15 2/8/1999 0.23 0.15 2/9/1999 0.2 0.15 2/10/1999 0.12 0.15 2/11/1999 0.18 0.15 2/12/1999 0.12 0.15 2/13/1999 0.06 0.15 2/14/1999 0.06 0.15 2/15/1999 0.12 0.15 2/16/1999 0.03 0.15 2/17/1999 0.12 0.15 2/18/1999 0.06 0.15 2/19/1999 0.04 0.15 2/20/1999 0.04 0.15 2/21/1999 0.04 0.15 2/22/1999 0.06 0.15 2/23/1999 0.05 0.15 2/24/1999 0.03 0.15 2/25/1999 0.03 0.15 2/26/1999 0.03 0.15 2/27/1999 0.03 0.15 2/28/1999 0.03 0.15 3/1/1999 0.03 0.15 3/2/1999 0.03 0.15 3/3/1999 0.03 0.15 3/4/1999 0.03 0.15 3/5/1999 0.03 0.15 3/6/1999 0.02 0.15 3/7/1999 0.02 0.15 3/8/1999 0.02 0.15 3/9/1999 0.02 0.15 3/10/1999 0.02 0.15 3/11/1999 0.01 0.15 3/12/1999 0.01 0.15 3/13/1999 0.01 0.15 3/14/1999 0.01 0.15 3/15/1999 0.01 0.15 3/16/1999 0.03 0.15 3/17/1999 0.03 0.15 3/18/1999 0.02 0.15 3/19/1999 0.02 0.15 3/20/1999 0.01 0.15 3/21/1999 0.01 0.15 3/22/1999 0.01 0.15 3/23/1999 0 0.15 3/24/1999 0.02 0.15 3/25/1999 0.02 0.15 3/26/1999 0.02 0.15 3/27/1999 0.03 0.15 3/28/1999 0.02 0.15 3/29/1999 0 0.15 3/30/1999 0.02 0.15 3/31/1999 0 0.15 4/1/1999 0.03 0.15 4/2/1999 0.03 0.15 4/3/1999 0.03 0.15 4/4/1999 0.03 0.15 4/5/1999 0.02 0.15 4/6/1999 0.01 0.15 4/7/1999 0.03 0.15 4/8/1999 0.03 0.15 4/9/1999 0.02 0.15 1999 2000 2001 2002 Annual Average Multi- month Cash 0.15 1.86 1.47 0.01 2.21 1.72 3.31 1.24 * Capacity weighted average of clearing price from PJM Monthly/multi-month capacity credit market Cash market Monthly/multi-monthly market* $/kW-month Capacity Market Clearing Price

Orion New York Portfolio

Orion New York Asset Summary Unit Name Location Pricing Point Summer/Winter Average Capacity (MW) Fuel Type Heat Rate (MMBtu/MWh) 1997 - 2001 Historical Capacity Factor (%) (7X24) 1997 - 2001 Historical Capacity Factor (%) (7X24) Summer Non-Summer Base Load Hydro plants New York NYPP A,C,E 672 Hydro N/A 41 - 55% 49 - 59% Intermediate Astoria 3-5 New York City NYPP J 1,102 Gas/No. 6 10.3 45 - 61% 26 - 44% Carr Street CCGT New York NYPP C 101 Gas 8.1 14 - 23% 8 - 30 1,203 Peaking Astoria 2 New York City NYPP J 175 Gas 12.8 0 - 5% 0 - 1% Gowanus 1-4 New York City NYPP J 597 Gas/No. 2 18.5 3 - 6% 1 - 1% Narrows 1-2 New York City NYPP J 305 Gas/No. 2 18.5 4 - 14% 2 - 4% 1,077 Orion New York Total 2,952 Hydro plants under contract through September 2004 Carr Street under contract through November 2003

Orion New York Generation Portfolio Coal 42 Gas 9 Dual 68 Hydro 23 Oil/other 5 Fuel (% of 2,952 MWs) Baseload 23 Intermediate 41 Peaking 36 Base Load 23% Inter- mediate 41% Peaking 36% Hydro 23% Gas 9% Dual 68% Dispatch (% of 2,952 MWs) Key Margin Sources Energy (intrinsic) H Hedge Premium L Energy (extrinsic) M Ancillary Services L Capacity Value H Other Commercial L 2003 Estimated Accrual Gross Margin = $416 million (55% hedged) H: >30 % M: 10 - 30% L: <10%

Orion NY On-Peak (6x16) Forward Curves Delivery Date OTC Forward (11/8/2002) Min Value OTC Forward Range (11/8/2001 to 11/8/2002) Historical Spot 1/2/2002 8.384305835 1/3/2002 9.01026694 1/4/2002 8.320268757 1/7/2002 12.21316614 1/8/2002 12.84313725 1/9/2002 12.94594595 1/10/2002 13.45590994 1/11/2002 13.72439479 1/14/2002 13.86792453 1/15/2002 13.31876138 1/16/2002 13.14382403 1/17/2002 12.56366723 1/18/2002 13.18974359 1/22/2002 12.92051756 1/23/2002 13.36111111 1/24/2002 13.82045929 1/25/2002 13.48547718 1/28/2002 14.18502203 1/29/2002 12.69868996 1/30/2002 12.21166307 1/31/2002 13.17012448 2/1/2002 12.47817048 2/4/2002 13.32038835 2/5/2002 11.35678392 2/6/2002 10.16013072 2/7/2002 12.18467583 2/8/2002 12.07524752 2/11/2002 12.79920477 2/12/2002 11.84971098 2/13/2002 10.06862745 2/14/2002 9.322259136 2/15/2002 10.78834951 2/18/2002 11.24206349 2/19/2002 11.26984127 2/20/2002 10.81941748 2/21/2002 10.41929499 2/22/2002 10.36432638 2/25/2002 10.8 2/26/2002 10.89305816 2/27/2002 10.15974441 2/28/2002 9.656675749 3/1/2002 10.08602151 3/4/2002 11.09931507 3/5/2002 9.588405797 3/6/2002 10.77739726 3/7/2002 10.58738739 3/8/2002 10.52436975 3/11/2002 10.5815832 3/12/2002 11.39280125 3/13/2002 11.19751166 3/14/2002 10.62305296 3/15/2002 11.94029851 3/18/2002 12.0456621 3/19/2002 11.52758133 3/20/2002 10.83445491 3/21/2002 11.05645161 3/22/2002 12.14852753 3/25/2002 12.37437186 3/26/2002 12.08935611 3/27/2002 10.55341055 3/28/2002 11.17166213 3/29/2002 10.91008174 4/1/2002 11.23287671 4/2/2002 11.09567497 4/3/2002 9.8062954 4/5/2002 10.41412911 4/9/2002 10.88709677 4/10/2002 11.12656467 4/11/2002 11.57162726 4/12/2002 11.65730337 4/15/2002 12.31845238 4/16/2002 14.99330656 4/17/2002 17.27413127 4/18/2002 15.13981358 4/19/2002 13.00919842 4/23/2002 11.57232704 4/24/2002 11.06918239 4/25/2002 11.78673602 4/26/2002 11.96325459 4/29/2002 12.00545703 4/30/2002 13.45646438 5/1/2002 13.59493671 5/2/2002 13.16009852 5/3/2002 13.29923274 5/6/2002 14.77707006 5/7/2002 13.85620915 5/8/2002 14.35246996 5/9/2002 11.68578554 5/10/2002 11.4345679 5/13/2002 11.93241552 5/14/2002 11.95402299 5/15/2002 11.90394089 5/16/2002 13.29936306 5/17/2002 12.7523427 5/20/2002 12.26790451 5/21/2002 12.31884058 5/22/2002 13.00405954 5/23/2002 13.25066667 5/24/2002 14.41073826 NYPP Zone J (NYPP Zone J/Transco Zone 6 NY) Delivery Date OTC Forward (11/8/2002) Min Value OTC Forward Range (11/8/2001 to 11/8/2002) Historical Spot 1/2/2002 41.67 1/3/2002 43.88 1/4/2002 37.15 1/7/2002 38.96 1/8/2002 39.3 1/9/2002 38.32 1/10/2002 35.86 1/11/2002 36.85 1/14/2002 36.75 1/15/2002 36.56 1/16/2002 38.84 1/17/2002 37 1/18/2002 38.58 1/22/2002 34.95 1/23/2002 33.67 1/24/2002 33.1 1/25/2002 32.5 1/28/2002 32.2 1/29/2002 29.08 1/30/2002 28.27 1/31/2002 31.74 2/1/2002 30.01 2/4/2002 34.3 2/5/2002 33.9 2/6/2002 31.09 2/7/2002 31.01 2/8/2002 30.49 2/11/2002 32.19 2/12/2002 30.75 2/13/2002 30.81 2/14/2002 28.06 2/15/2002 27.78 2/18/2002 28.33 2/19/2002 28.4 2/20/2002 27.86 2/21/2002 28.08 2/22/2002 27.31 2/25/2002 28.35 2/26/2002 29.03 2/27/2002 31.8 2/28/2002 35.44 3/1/2002 32.83 3/4/2002 32.41 3/5/2002 33.08 3/6/2002 31.47 3/7/2002 29.38 3/8/2002 31.31 3/11/2002 32.75 3/12/2002 36.4 3/13/2002 36 3/14/2002 34.1 3/15/2002 36 3/18/2002 39.57 3/19/2002 40.75 3/20/2002 40.25 3/21/2002 41.13 3/22/2002 47.44 3/25/2002 49.25 3/26/2002 46 3/27/2002 41 3/28/2002 41 3/29/2002 40.04 4/1/2002 41 4/2/2002 42.33 4/3/2002 40.5 4/5/2002 42.75 4/9/2002 40.5 4/10/2002 40 4/11/2002 41.6 4/12/2002 41.5 4/15/2002 41.39 4/16/2002 56 4/17/2002 67.11 4/18/2002 56.85 4/19/2002 49.5 4/23/2002 46 4/24/2002 44 4/25/2002 45.32 4/26/2002 45.58 4/29/2002 44 4/30/2002 51 5/1/2002 53.7 5/2/2002 53.43 5/3/2002 52 5/6/2002 58 5/7/2002 53 5/8/2002 53.75 5/9/2002 46.86 5/10/2002 46.31 5/13/2002 47.67 5/14/2002 46.8 5/15/2002 48.33 5/16/2002 52.2 5/17/2002 47.63 5/20/2002 46.25 5/21/2002 46.75 5/22/2002 48.05 5/23/2002 49.69 5/24/2002 53.68 NYPP Zone J (NYC) Avg. Spot Price = 54.4 Avg. Forward OTC Price = 60.1 Avg. Spot HR = 14.6 Avg. Forward OTC HR = 13.2 MMBtu/MWh $/MWh

Orion NY Energy (Extrinsic) Gross Margin, Forward/Expected Multiple Historical (1997 - 2001) Historical (1997 - 2001) Historical (1997 - 2001) Historical (1997 - 2001) Historical (1997 - 2001) Non-Summer Non-Summer Summer Summer Estimated Utilization % (5x16)* Forward/Expected Multiple Estimated Utilization % (5x16)* Forward/Expected Multiple Base Load Coal - - - - CCGT - - - - Hydro 100% 1.0 88 - 100% 1.0 - 1.1 Intermediate 10-12 HR Gas 56 - 100% 1.0 - 1.2 96 - 100% 1.0 - 1.0 CCGT 17 - 64% 1.1 - 1.4 31 - 50% 1.2 - 1.4 Coal - - - - Peaking 12-15 HR 1 - 1% 1.3 - 1.9 0 - 11% 1.5 - 6.5 15+ HR 3 - 5% 1.3 - 1.7 7 - 19% 1.4 - 2.7 * Estimated using actual 7x24 unit utilizations

NYC Congestion Premium Vernon Distance from baseline Actual data Jan-02 35.96 0.08 Feb-02 30.25 0.02 Mar-02 37.72190476 0.09 Apr-02 46.15421053 0.02 May-02 50.40409091 0.09 Jun-02 64.108 0.16 Jul-02 78.70045455 0.18 Aug-02 77.96590909 0.15 Sep-02 0.13 91.76 53.04 All of Reliant New York City units are located inside congestion zones.... ....which results in realized day-ahead prices above the reported price Percent premium 10% average uplift

New York City Regulatory Capacity & Ancillary Services Market, Historical Q1 00 Q2 00 Q3 00 Q4 00 Q1 01 Q2 01 Q3 01 Q4 01 Q1 02 Q2 02 Q3 02 Reg Cap 48.1 48 48.2 53.6 0 55.9 54.7 55.1 56.2 0 47.9 52.5 46.3 48 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2000 2001 2002 48 48 54 56 55 55 56 48 53 46 ($ million) NYC Regulatory Capacity* Q1 00 Q2 00 Q3 00 Q4 00 Q1 01 Q2 01 Q3 01 Q4 01 Q1 02 Q2 02 Q3 02 Ancillary 0.05 0.01 0 6.2 0 1.7 1.7 1.7 1.9 0 11.04 1.723 3.72 ..05 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2000 2001 2002 ..01 0 6.2 1.7 1.7 1.7 1.9 11.1 1.7 NYC Ancillary Services* 3.7 * 2000, 2001, and 1Q2002 estimated based on availability of records prior to Orion ownership

Orion Midwest Portfolio

Orion Midwest Asset Summary Unit Name Location Pricing Point Summer/Winter Average Capacity (MW) Fuel Type Heat Rate (MMBtu/MWh) 1997 - 2001 Historical Capacity Factor (%) (7x24) 1997 - 2001 Historical Capacity Factor (%) (7x24) Summer Non-Summer Base Load Avon Lake 7 & 9 Ohio PJM West 692 Coal 10.5 41 - 65% 48 - 60% Cheswick 1 Pennsylvania PJM West 566 Coal 9.4 55 - 87% 43 - 72% Elrama 1-4 Pennsylvania PJM West 487 Coal 11.7 37 - 67% 42 - 54% Liberty (CCGT) Pennsylvania PJM West 568 Gas 7.2 COD 2Q '02 COD 2Q '02 New Castle 3-5 Pennsylvania PJM West 333 Coal 10.3 38 - 66% 53 - 61% Niles 1-2 Ohio PJM West 216 Coal 10.1 62 - 75% 49 - 69% 2,862 Intermediate Brunot Island CCGT Pennsylvania PJM West 301 Gas 8.5 COD 3Q '02 COD 3Q '02 Peaking Avon Lake 10 Ohio PJM West 29 No. 2 14 1 - 3% 0 - 1% Brunot Island 1A-1C Pennsylvania PJM West 66 No. 2 14.1 0 - 1% 0 - 1% Ceredo 1-6 West Virginia Cinergy 475 Gas 12.2 8% 2% New Castle A-B Pennsylvania PJM West 6 Gas 11.6 COD 1Q '02 COD 1Q '02 Niles A Ohio PJM West 30 Gas 14.2 0 - 2% 0 - 1% 606 Orion Midwest Total 3,769 Full requirements POLR contract with Duquesne through December 2004 Liberty under contract through 2016

Orion Midwest Generation Portfolio Coal 61 Gas 37 Dual 0 Hydro 0 Oil 2 Fuel (% of 3,769 MWs) Baseload 76 Intermediate 8 Peaking 16 Base Load 76% Intermediate 8% Peaking 16% Gas 37% Oil 2% Coal 61% Dispatch (% of 3,769 MWs) Key Margin Sources Energy (intrinsic) H Hedge Premium L Energy (extrinsic) L Ancillary Services L Capacity Value L Other Commercial L 2003 Estimated Accrual Gross Margin = $320 million (65% hedged) H: >30 % M: 10 - 30% L: <10%

Orion Midwest On-Peak (5x16) Forward Curves Delivery Date OTC Forward (11/8/2002) Min Value OTC Forward Range (11/8/2001 to 11/8/2002) Historical Spot 1/2/2002 7.75862069 1/3/2002 7.948369565 1/4/2002 7.934782609 1/7/2002 9.097938144 1/8/2002 8.822525597 1/9/2002 8.601398601 1/10/2002 8.833652008 1/11/2002 8.723809524 1/14/2002 9.530651341 1/15/2002 8.752327747 1/16/2002 8.1875 1/17/2002 8.271604938 1/18/2002 8.32155477 1/21/2002 8.669811321 1/22/2002 8.735849057 1/23/2002 9.154786151 1/24/2002 9.294871795 1/25/2002 9.359243697 1/28/2002 9.900442478 1/29/2002 9.424778761 1/30/2002 9.40397351 1/31/2002 9.094736842 2/1/2002 9.2 2/4/2002 9.85915493 2/5/2002 9.426691729 2/6/2002 9.3866171 2/7/2002 9.552845528 2/8/2002 8.709349593 2/11/2002 9.518072289 2/12/2002 9.274509804 2/13/2002 8.076923077 2/14/2002 8.602540835 2/15/2002 8.681102362 2/18/2002 8.952772074 2/19/2002 8.983572895 2/20/2002 8.382066277 2/21/2002 7.905027933 2/22/2002 8.240917782 2/25/2002 8.707224335 2/26/2002 8.559322034 2/27/2002 9.278169014 2/28/2002 10.99656357 3/1/2002 9.458041958 3/4/2002 10.82740214 3/5/2002 10.03210273 3/6/2002 8.818493151 3/7/2002 8.53046595 3/8/2002 7.703826955 3/11/2002 9.4 3/12/2002 8.8046875 3/13/2002 7.472868217 3/14/2002 7.457496136 3/15/2002 7.623355263 3/18/2002 7.963525836 3/19/2002 8.063829787 3/20/2002 7.954239569 3/21/2002 8.222523745 3/22/2002 10.68989071 3/25/2002 8.778625954 3/26/2002 8.125819135 3/27/2002 7.592356688 3/28/2002 7.882273342 3/29/2002 6.664411367 4/1/2002 7.90299572 4/2/2002 6.157965194 4/3/2002 5.731707317 4/4/2002 7.940074906 4/5/2002 8.967046895 4/8/2002 7.774725275 4/9/2002 7.612859097 4/10/2002 7.521186441 4/11/2002 8.450704225 4/12/2002 7.682403433 4/15/2002 9.487951807 4/16/2002 22.43767313 4/17/2002 23.94179894 4/18/2002 15.40540541 4/19/2002 11.98945982 4/22/2002 8.090040928 4/23/2002 8.290653009 4/24/2002 7.436548223 4/25/2002 6.990861619 4/26/2002 7.08168643 4/29/2002 7.79532967 4/30/2002 7.152317881 5/1/2002 6.783919598 5/2/2002 6.68504902 5/3/2002 6.210392902 5/6/2002 6.776232617 5/7/2002 6.934023286 5/8/2002 7.260812582 5/9/2002 7.555282555 5/10/2002 6.658446363 5/13/2002 6.523631841 5/14/2002 7.229987294 5/15/2002 6.397058824 5/16/2002 7.228535354 5/17/2002 7.473474801 5/20/2002 6.939313984 PJM West (PJM West/Tetco M-3) Delivery Date OTC Forward (11/8/2002) Min Value OTC Forward Range (11/8/2001 to 11/8/2002) Historical Spot 1/2/2002 29.25 1/3/2002 29.25 1/4/2002 27.375 1/7/2002 26.475 1/8/2002 25.85 1/9/2002 24.6 1/10/2002 23.1 1/11/2002 22.9 1/14/2002 24.875 1/15/2002 23.5 1/16/2002 22.925 1/17/2002 23.45 1/18/2002 23.55 1/21/2002 22.975 1/22/2002 23.15 1/23/2002 22.475 1/24/2002 21.75 1/25/2002 22.275 1/28/2002 22.375 1/29/2002 21.3 1/30/2002 21.3 1/31/2002 21.6 2/1/2002 21.85 2/4/2002 24.5 2/5/2002 25.075 2/6/2002 25.25 2/7/2002 23.5 2/8/2002 21.425 2/11/2002 23.7 2/12/2002 23.65 2/13/2002 23.1 2/14/2002 23.7 2/15/2002 22.05 2/18/2002 21.8 2/19/2002 21.875 2/20/2002 21.5 2/21/2002 21.225 2/22/2002 21.55 2/25/2002 22.9 2/26/2002 22.725 2/27/2002 26.35 2/28/2002 32 3/1/2002 27.05 3/4/2002 30.425 3/5/2002 31.25 3/6/2002 25.75 3/7/2002 23.8 3/8/2002 23.15 3/11/2002 29.375 3/12/2002 28.175 3/13/2002 24.1 3/14/2002 24.125 3/15/2002 23.175 3/18/2002 26.2 3/19/2002 28.425 3/20/2002 29.55 3/21/2002 30.3 3/22/2002 39.125 3/25/2002 34.5 3/26/2002 31 3/27/2002 29.8 3/28/2002 29.125 3/29/2002 24.625 4/1/2002 27.7 4/2/2002 23 4/3/2002 23.5 4/4/2002 31.8 4/5/2002 35.375 4/8/2002 28.3 4/9/2002 27.825 4/10/2002 26.625 4/11/2002 30 4/12/2002 26.85 4/15/2002 31.5 4/16/2002 81 4/17/2002 90.5 4/18/2002 57 4/19/2002 45.5 4/22/2002 29.65 4/23/2002 32.375 4/24/2002 29.3 4/25/2002 26.775 4/26/2002 26.875 4/29/2002 28.375 4/30/2002 27 5/1/2002 27 5/2/2002 27.275 5/3/2002 24.5 5/6/2002 26.8 5/7/2002 26.8 5/8/2002 27.7 5/9/2002 30.75 5/10/2002 27 5/13/2002 26.225 5/14/2002 28.45 5/15/2002 26.1 5/16/2002 28.625 5/17/2002 28.175 5/20/2002 26.3 PJM West Avg. Spot Price = 35.8 Avg. Forward OTC Price = 37.9 Avg. Spot HR = 10.2 Avg. Forward OTC HR = 8.7 MMBtu/MWh $/MWh

Orion Midwest Energy (Extrinsic) Gross Margin, Forward/Expected Multiple Historical (1997 - 2001) Historical (1997 - 2001) Historical (1997 - 2001) Historical (1997 - 2001) Historical (1997 - 2001) Non-Summer Non-Summer Summer Summer Estimated Utilization % (5x16)* Forward/Expected Multiple Estimated Utilization % (5x16)* Forward/Expected Multiple Base Load Coal 96 - 100% 1.0 90 - 100% 1.0 - 1.1 CCGT - - - - Hydro - - - - Intermediate 10-12 HR Gas - - - - CCGT - - - - Coal - - - - Peaking 12-15 HR 2 - 3% 1.6 - 4.5 14 - 15% 1.7 - 4.7% 15+ HR - - - - * Estimated using actual 7x24 unit utilizations

Q1 01 Q2 01 Q3 01 Q4 01 Q1 02 Q2 02 Q3 02 Ancillary 1.7 1.4 1.951 1.7 0 1.5 2.1 3.989 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2001 2002 1.7 1.4 2.0 1.7 1.5 2.1 4.0 Orion Midwest Ancillary Services* Market, Historical ($ million) * 2001 and 1Q2002 estimated based on availability of records prior to Orion ownership

Southeast Portfolio

Florida Asset Summary Unit Name Location Pricing Point Summer/Winter Average Capacity (MW) Fuel Type Heat Rate (MMBtu/MWh) 1997 - 2001 Historical Capacity Factor (%) (7x24) 1997 - 2001 Historical Capacity Factor (%) (7x24) Summer Non-Summer Intermediate Choctaw CCGT Mississippi TVA, Entergy 800 Gas 7.3 COD 2Q '03 COD 2Q '03 Indian River 1-3 Florida FRCC 587 Gas/No. 6 11.0 41 - 49% 15 - 28% 1,387 Peaking Osceola 1-3 Florida FRCC 465 Gas/No. 2 10.9 COD 1Q '02 COD 1Q '02 Shady Hills Florida FRCC 474 Gas/No. 2 10.8 Contracted capacity Contracted capacity Vandolah Florida FRCC 630 Gas/No. 2 10.8 Contracted capacity Contracted capacity 1,569 Florida Total 2,956 Indian River under contract through 2005 Two of Osceola's three units under contract through 2006 Shady Hills under contract through 2007

Southeast Generation Portfolio Fuel (% of of 2,956 MWs) Baseload 0 Intermediate 47 Peaking 53 Peaking 53% Dispatch (% of 2,956 MWs) Gas 27 Dual 73 Gas 27% Dual 73% Inter- mediate 47% Key Margin Sources Energy (intrinsic) H Hedge Premium M Energy (extrinsic) M Ancillary Services - Capacity Value - Other Commercial - 2003 Estimated Accrual Gross Margin = $69 million (60% hedged) H: >30 % M: 10 - 30% L: <10%

Southeast On-Peak (5x16) Forward Curves Delivery Date OTC Forward (11/8/2002) Min Value OTC Forward Range (11/8/2001 to 11/8/2002) Historical Spot 1/2/2002 11.81229773 1/3/2002 15.98639456 1/4/2002 12.24489796 1/7/2002 10.83815029 1/8/2002 10.54590571 1/9/2002 8.695652174 1/10/2002 8.1232493 1/11/2002 8.181818182 1/15/2002 9.863636364 1/16/2002 9.810126582 1/17/2002 9.244080146 1/18/2002 10.04545455 1/21/2002 8.703703704 1/22/2002 9.509259259 1/23/2002 9.615384615 1/24/2002 10.42944785 1/25/2002 11.74004193 1/28/2002 11.52263374 1/29/2002 11.78947368 1/30/2002 10.86956522 1/31/2002 11.14583333 2/4/2002 11.04651163 2/5/2002 11.70634921 2/6/2002 10.01855288 2/7/2002 10.0204499 2/8/2002 11.2 2/11/2002 11.40529532 2/12/2002 10.98039216 2/13/2002 10.11235955 2/15/2002 11.27744511 2/18/2002 10.6122449 2/19/2002 10.81632653 2/20/2002 9.622641509 2/21/2002 9.375 2/22/2002 9.537037037 2/25/2002 9.861111111 2/26/2002 12.59090909 2/27/2002 11.06500692 2/28/2002 9.222661397 3/1/2002 8.801213961 3/4/2002 11.74496644 3/5/2002 8.718487395 3/6/2002 8.068181818 3/7/2002 9.649122807 3/8/2002 8.737864078 3/11/2002 8.968253968 3/12/2002 8.936825886 3/13/2002 8.333333333 3/14/2002 8.719135802 3/15/2002 9.558823529 3/18/2002 9.923664122 3/19/2002 10.45081967 3/20/2002 8.883553421 3/21/2002 8.323281062 3/22/2002 9.878213802 3/25/2002 8.3227446 3/26/2002 9.067688378 3/27/2002 8.616504854 3/28/2002 9.220779221 3/29/2002 8.571428571 4/1/2002 11.65172855 4/2/2002 11.23321123 4/3/2002 10.5530474 4/4/2002 10.65482797 4/5/2002 9.662398137 4/8/2002 11.12618725 4/9/2002 11.31578947 4/10/2002 11.18598383 4/11/2002 9.71849866 4/12/2002 10.02785515 4/15/2002 14.32664756 4/16/2002 15.87301587 4/17/2002 14.3685567 4/18/2002 13.57048748 4/19/2002 14.2118863 4/22/2002 12.22076216 4/23/2002 11.72248804 4/24/2002 12.12841855 4/25/2002 12.13653603 4/26/2002 11.06821107 4/29/2002 14.97395833 4/30/2002 13.61445783 5/1/2002 12.1436114 5/2/2002 11.29943503 5/3/2002 10.20228672 5/6/2002 11.03448276 5/7/2002 9.44 5/8/2002 10.64336775 5/9/2002 8.864541833 5/10/2002 9.60640427 5/13/2002 5.263157895 5/14/2002 5.201916496 5/15/2002 5.263157895 5/16/2002 5.543398979 5/17/2002 6.965648855 5/20/2002 7.80141844 5/21/2002 6.360424028 5/22/2002 7.095926413 5/23/2002 9.446693657 Florida (Florida/Florida CGT) Avg. Spot HR = 10.8 Avg. Forward OTC HR = 10.1 MMBtu/MWh

Florida Energy (Extrinsic) Gross Margin, Forward/Expected Multiple Historical (1997 - 2001) Historical (1997 - 2001) Historical (1997 - 2001) Historical (1997 - 2001) Historical (1997 - 2001) Non-Summer Non-Summer Summer Summer Estimated Utilization % (5x16)* Forward/Expected Multiple Estimated Utilization % (5x16)* Forward/Expected Multiple Base Load Coal - - - - CCGT - - - - Hydro - - - - Intermediate 10-12 HR Gas 33 - 59% 1.1 - 1.4 88 - 100% 1.0 - 1.1 CCGT - - - - Coal - - - - Peaking 12-15 HR - - - - 15+ HR - - - - * Estimated using actual 7x24 unit utilizations

Midwest Portfolio

Midwest Asset Summary Unit Name Location Pricing Point Summer/Winter Average Capacity (MW) Fuel Type Heat Rate (MMBtu/MWh) 2001 - 2002 Historical Capacity Factor (%) (7X24) 2001 - 2002 Historical Capacity Factor (%) (7X24) Summer Non-Summer Peaking Aurora 1-10 Illinois MAIN 912 Gas 10.7 16 - 17% 0 - 2% Shelby 1-8 Illinois MAIN 371 Gas 10.3 18 - 31% 0 - 2% Midwest Total 1,283 Aurora under contract through 2007 Shelby County partially contracted through 2004

Midwest Generation Portfolio Fuel (% of of 1,283 MWs) Baseload Intermediate Peaking 100 Peaking 100% Dispatch (% of 1,283 MWs) Gas 100 Dual 46 Gas 100% Key Margin Sources Energy (intrinsic) L Hedge Premium H Energy (extrinsic) M Ancillary Services - Capacity Value - Other Commercial L 2003 Estimated Accrual Gross Margin = $33 million (95% hedged) H: >30 % M: 10 - 30% L: <10%

Midwest On-Peak (5x16) Forward Curves Delivery Date OTC Forward (11/8/2002) Min Value OTC Forward Range (11/8/2001 to 11/8/2002) Historical Spot 1/2/2002 9.323583181 1/3/2002 10.36217304 1/4/2002 10.95041322 1/7/2002 11.23110151 1/8/2002 10.93394077 1/9/2002 9.716157205 1/10/2002 10.09174312 1/11/2002 9.706546275 1/14/2002 9.438202247 1/15/2002 9.438202247 1/16/2002 9.782608696 1/17/2002 9.110169492 1/18/2002 9.538784067 1/21/2002 10.18099548 1/22/2002 9.332579186 1/23/2002 9.718969555 1/24/2002 9.80861244 1/25/2002 10.46099291 1/28/2002 9.925558313 1/29/2002 10.3960396 1/30/2002 10.15037594 1/31/2002 9.656398104 2/1/2002 9.699769053 2/4/2002 10.06864989 2/5/2002 10.69767442 2/6/2002 11.26436782 2/7/2002 10.63829787 2/8/2002 9.389671362 2/11/2002 9.817351598 2/12/2002 9.339407745 2/13/2002 8.350730689 2/14/2002 8.955223881 2/15/2002 8.869179601 2/18/2002 8.755760369 2/19/2002 8.986175115 2/20/2002 8.043478261 2/21/2002 7.566462168 2/22/2002 8.26446281 2/25/2002 9.090909091 2/26/2002 9.465020576 2/27/2002 10.17964072 2/28/2002 11.24497992 3/1/2002 10.69306931 3/4/2002 9.784735812 3/5/2002 12.26765799 3/6/2002 9.671179884 3/7/2002 8.875739645 3/8/2002 8.424908425 3/11/2002 8.216783217 3/12/2002 7.823129252 3/13/2002 7.65993266 3/14/2002 7.679465776 3/15/2002 7.530647986 3/18/2002 6.818181818 3/19/2002 7.975460123 3/20/2002 7.771260997 3/21/2002 8.579881657 3/22/2002 9.848484848 3/25/2002 8.027210884 3/26/2002 9.563994374 3/27/2002 8.230452675 3/28/2002 8.801775148 3/29/2002 6.804733728 4/1/2002 8.385093168 4/2/2002 5.924855491 4/3/2002 7.038512616 4/4/2002 8.525033829 4/5/2002 9.141274238 4/8/2002 8.233532934 4/9/2002 7.794117647 4/10/2002 8.079268293 4/11/2002 8.675799087 4/12/2002 8.503937008 4/15/2002 8.346839546 4/16/2002 11.83611533 4/17/2002 11.42649199 4/18/2002 12.13017751 4/19/2002 10.15736767 4/22/2002 8.504398827 4/23/2002 8.774373259 4/24/2002 8.803301238 4/25/2002 7.052186178 4/26/2002 7.449856734 4/29/2002 7.807807808 4/30/2002 7.080924855 5/1/2002 7.482993197 5/2/2002 6.824146982 5/3/2002 6.539509537 5/6/2002 7.046070461 5/7/2002 7.112970711 5/8/2002 8.321377331 5/9/2002 8.311081442 5/10/2002 6.818181818 5/13/2002 5.637583893 5/14/2002 6.447187929 5/15/2002 12.68163804 5/16/2002 9.116022099 5/17/2002 5.857142857 5/20/2002 5.547652916 MAIN (MAIN/Chicago CG) Avg. Spot HR = 8.9 Avg. Forward OTC HR = 7.7 MMBtu/MWh

Midwest Energy (Extrinsic) Gross Margin, Forward/Expected Multiple Historical (2001 - 2002) Historical (2001 - 2002) Historical (2001 - 2002) Historical (2001 - 2002) Historical (2001 - 2002) Non-Summer Non-Summer Summer Summer Estimated Utilization % (5x16)* Forward/Expected Multiple Estimated Utilization % (5x16)* Forward/Expected Multiple Base Load Coal - - - - CCGT - - - - Hydro - - - - Intermediate 10-12 HR Gas - - - - CCGT - - - - Coal - - - - Peaking 12-15 HR 1 - 4% 1.5 - 5.9 36 - 46% 1.2 - 2.4 15+ HR - - - - * Estimated using actual 7x24 unit utilizations

Commercial Value, 2001 - 2003 Financial Gas Physical Gas Power Accrual Commercialization Gas - West Financial Gas Fuel/Other Power ROBVAR Bank Case 2001 60.6 167.5 79.9 100 409 2002 39 92 27 75 233 274 2003 40 18 19 40 117 230 2004 192 344 399 104 1341 2005 173 375 378 109 1309 2006 159 401 381 135 1373 2007 158 443 319 380 166 1466 Power Physical Gas Financial Gas Accrual Commerciali- zation* MtM Margin 158 77 309 Accrual commercialization margins* (estimated) 2001-02 Avg. 2003 Origination 32 5 Trading (accrual) 51 27 Fuel switching 5 8 Total 87 40 * Accrual commercialization activity is embedded in total accrual gross margin and is not accounted for and recorded separately; historical commercialization numbers are management estimates

Baseload New CCGT Cycling Peaking Total Label 2002 189 10 164 47 410 2003 Last Year 280 29 149 31 489 2003 219 40 148 38 445 2004 263 163 51 477 2005 256 163 57 477 Wholesale 2003 Operations and Capex* Peaking Cycling Base Load New CCGT** * Excludes Liberty and Texas ** Desert Basin, Hunterstown, Choctaw and Bighorn *** Hunterstown, Bighorn, Choctaw, Seward, other **** Does not include capex associated with the synthetic leases; on 1/1/03, PP&E will increase by approximately $1.3 bn for bringing the synthetic leases on balance sheet; 2002 2003 Last Year 2003 CapEx 434 305 137 Development 0 530.6 514 434**** 651 Development Maintenance/ Environmental Operations & Maintenance Capital Spending ($ million)

Wholesale 2003 G&A Expense Distance from baseline Actual data Column 1 347 Column 2 325 17 Column 3 299 26 Column 4 272 24 Column 5 280 2003E (Growth Structure) Phase I Cuts Phase II Cuts Other Cuts 2003 Description Date End of 2001 June 2002 August 2002 Eliminate growth options Cease inefficient commercial activity Reduction due to constrained liquidity/ collateral ($ million)

Long Term Contracts

Financial Update

Debt and Credit Facilities Letters of Credit at ~1.5% Cash invested at EURIBOR ($ millions) To be refinanced in 1Q03 Revolvers paid off in 1Q03 Fixed income issuance timing? Letters of Credit at ~1.5% Facility fees Cash invested at LIBOR ~

Debt and Credit Facilities (cont.) Note: Additional capitalized interest from Big Horn - COD 4Q03 Move to balance sheet 1/1/03 Costs exceeding $1,425 funded by corporate To be refinanced in 1Q03 Partial year of interest expense for Choctaw County and Hunterstown (COD 2Q03) Full year of capitalized interest expense on Seward Power plants 12/31/02E 2003E 2004E Total Choctaw County $465 $45 -- $510 Hunterstown $485 $55 -- $540 Seward $500 $200 $50 $750 Estimated construction costs of power plants in construction agency agreements ($ millions)

Debt and Credit Facilities (cont.) Cash invested at LIBOR Amortization of debt write-up and interest rate swaps associated with purchase accounting ($ millions)

Interest Rate Swaps ($ millions)

Simplified Financing Structure – 9/30/02

($ billion)


RRI
Orion Bridge $ 2.9
$1.6 Revolver 1.4
Consolidated Cash[1] $ (1.3)
Cash balances in brackets
Wholesale (REPG)
Retail Electric Provider
Trading & Marketing
Other Businesses
REC Europe
Banks (Mar 2003) $ 0.6
REPGB
Banks & MTN's $ 0.1
Cash $(0.1)
Mid Atlantic
Lease (amort. – 2026) $ 0.6 (off B/S)
Orion Power Holdings[2]
12% Notes[3] (2010) $ 0.5
4.5% Convertibles[4] (2008) ----
Project Finance Subs.
Ch'view $ 0.4
El Dor. 0.1 (off B/S)
$ 0.5
Other Merchant Plants
(CA, AZ, NV, FL, TX, IL)
Construction Agency Agreements
Banks $ 1.1 (off B/S)
Midwest LP[5]
Banks[3] (Oct 2002) $ 1.1
Restricted Cash (0.1)
$ 1.0
New York LP[5]
Banks[3] (Dec 2002) $ 0.4
Restricted Cash (0.2)
$ 0.2
Liberty Project Finance
Bank / Inst $ 0.3

1 "Consolidated cash" includes unrestricted cash and excludes third party net cash margin deposits held by RRI.
2 Orion Power Holdings had a $0.062 revolving credit facility which was to expire December 2002. This facility was terminated in October 2002 in connection with the restructuring of the Midwest LP and New York LP credit facilities.
3 Includes purchase price adjustments.
4 During the fourth quarter of 2002, the remaining $11 million of these Convertible Notes were purchased by the Company.
5 The Midwest LP and New York LP facilities were restructured in October 2002. For information on the restructured facilities, see Footnote 16(b) in the Subsequent Events Section of RRI's third quarter 10-Q.

Note: This is a financing structure presentation, not per GAAP and is qualified in its entirety by reference to RRI's 10-K/A for the year ended Dec. 31, 2001 and its 10-Q's for the quarters ended Mar. 31, 2002, June 30, 2002 and Sept. 30, 2002.

75

Pro forma Debt-to-Capitalization ($ billion) "Adjusted cash" includes cash of $1.3 billion and certain restricted cash of $0.3 billion and excludes third party net cash margin deposits held by RRI Includes the REMA lease certificates, El Dorado project financing, and obligations under the construction agency agreements Includes Channelview, El Dorado, and Liberty less assumed equity support

Simplified Financing Structure – 9/30/02

Reliant Resources

($ billion; cash balances in brackets)

Orion Bridge

- Matures in February 2003
- Floating interest rate (9/30/02) ~ 3.0%
- Currently in discussions with lead banks regarding extension of this facility
- Unsecured facility
- Interest rate based on LIBOR plus 1.75% (9/30/02) or a base rate

RRI

Orion Bridge	$ 2.9
$0.8 Revolver (a)	0.8
$0.8 Revolver (b)	0.6
Consolidated Cash[1]	$ (1.3)

$0.8 Revolver (a)

- Syndicated unsecured revolving credit facility
- Facility termed out August 2002 with new maturity of August 2003
- Floating Rate (9/30/02) ~ 2.6%
- Interest rate based on LIBOR plus 1.375% (9/30/02), a base rate, or a rate determined through a bidding process. $0.8 drawn
- Currently in discussions with lead banks regarding extension of this facility

$0.8 Revolver (b)

- Syndicated unsecured revolving credit facility
- Matures in August 2004
- Floating rate (9/30/02) ~ 3.3%
- $0.2 in L/C's outstanding
- $0.6 drawn
- Currently in discussions with lead banks regarding extension of this facility

Subsidiaries of RRI:

- Wholesale (REPG) — *Debt detailed on subsequent page*
- Retail Electric Provider[2]
- Trading & Marketing
- Orion Power Holdings — *Debt detailed on subsequent page*
- Other Businesses

1 "Consolidated cash" includes unrestricted cash and excludes third party net cash margin deposits held by RRI

2 In July 2002, subsidiaries of RRI entered into an arrangement with a financial institution for the sale, through a bankruptcy-remote entity, of an undivided interest in accounts receivable from residential and small commercial retail electric customers. On an ongoing basis, the financial institution will invest a maximum of $250 million ($200 million as of December 2nd) for its interest in such receivables. The arrangement expires in July 2003. Although RRI is not ultimately liable for any failure of payment of the obligors on the receivables, RRI has guaranteed the performance obligations of the sellers and the servicer of the receivables under the related documents.

Note: This is a financing structure presentation, not per GAAP and is qualified in its entirety by reference to RRI's 10-K/A for the year ended Dec. 31, 2001 and its 10-Q's for the quarters ended Mar. 31, 2002, June 30, 2002 and Sept. 30, 2002.

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Simplified Financing Structure – 9/30/02 (continued)

Reliant Resources

($ billion)

Wholesale (REPG)

REC Europe

Bank term loan $ 0.6

- Matures in March 2003
- Floating rate (9/30/02) ~ 4.6%
- Secured by pledge of shares of REPGB's indirect holding company
- Expect to refinance in early 2003
- Non-recourse to RRI

REPGB

Banks & MTN's	$ 0.1
Cash	$ (0.1)

Euro 184 million revolver ($0.035 drawn)

- Matures July 2003
- Floating rate (9/30/02) ~ 4.7%
- Interest rate based on EURIBOR plus 1.4% (9/30/02)
- $0.017 - LCs outstanding as of 9/30/02
- Unsecured
- Non-recourse to RRI

Other borrowings

- Medium term notes, financial institutions, brokers, and commercial paper
- Mature 2002 – 2006
- Fixed rate (9/30/02) ~ 6.0% ($0.045)

Mid Atlantic

Lease certificates $ 0.6 (off B/S)

- Payments 2001 - 2026
- Weighted fixed rate ~ 9.2%
- Secured by Conemaugh (281 MW), Keystone (285 MW), and Shawville (613 MW); non-recourse to RRI
- Distribution of cash subject to ongoing fixed charge coverage test

Project Finance Subs.

Channelview	$ 0.4	
El Dorado	0.1	(off B/S)
	$ 0.5	

Channelview

- Maturities from Nov. 2002 - 2024
- Fixed rate (9/30/02) ~ 7.4% ($0.271)
- Floating rate (9/30/02) ~ 3.0% ($0.169)
- Secured by 781 MW plant and all other assets of borrower; non-recourse
- Equity bridge loan ($92m) payable no later than 11/29/02; part of floating rate debt above
- Construction loan will be converted to term loan when specified standards of completion are met

El Dorado

- 50% interest (50% owned by Sempra)
- Amortized through 2015
- Fixed rate (9/30/02) ~6.6% ($.054)
- Floating rate (9/30/02) ~ 3.1% ($.019)
- Secured by 245 MW share of the plant and all other assets of borrower; non-recourse

Construction Agency Agreements

Banks $ 1.1 (off B/S)

- $1.9 bn credit facility, of which $1.4 bn is available without cash collateralization
- Must complete construction by 12/31/04
- Upon completion have option to lease, purchase, or remarket the projects
- Floating rate (9/30/02) ~ 4.1%
- Tax-exempt floating rate (9/30/02) ~4.0% ($0.300)
- Secured by Hunterstown (795 MW), Seward (521 MW), Choctaw County (804 MW), and also guaranteed by RRI to extent allowed under accounting rules.

Other Merchant Plants

(CA, AZ, NV, FL, TX, IL)

Note: This is a financing structure presentation, not per GAAP and is qualified in its entirety by reference to RRI's 10-K/A for the year ended Dec. 31, 2001 and its 10-Q's for the quarters ended Mar. 31, 2002, June 30, 2002 and Sept. 30, 2002.

78

Simplified Financing Structure – 9/30/02 (continued)

Reliant Resources

($ billion; cash balances in brackets)

Orion Power Holdings[1]

12% Notes	(2010)	$ 0.5
4.5% Convertibles	(2008)	----

12% Notes

- Mature in 2010
- Includes a $0.08 write-up for purchase accounting

4.5% Convertibles

- Approx. $0.011 outstanding; repurchased by Company in fourth quarter of 2002

(Project Finance Subsidiaries)

Midwest LP[2]

Banks	$ 1.1
Restricted Cash	(0.1)
	$ 1.0

- Matures October 2002
- Fixed rate (9/30/02) ~ 9.4% ($0.600)
- Floating rate (9/30/02) ~ 3.8% ($0.448)
- Floating rate based on LIBOR plus 2.0% (9/30/02) or a base rate plus 1.0% (9/30/02)
- Secured by plants with total capacity of 3,115 MW and all other assets of borrower and its subsidiary
- Includes purchase accounting write-up of $0.05
- $0.075 revolving credit facility expires October 2002; $0.060 drawn and $0.015 LCs outstanding at 9/30/02

New York LP[2]

Banks	$ 0.4
Restricted Cash	(0.2)
	$ 0.2

- Matures December 2002
- Fixed rate (9/30/02) ~ 10.6% ($0.350)
- Floating rate (9/30/02) ~ 5.5% ($0.062)
- Floating rate based on LIBOR plus 1.75% (9/30/02) or a base rate plus 0.75% (9/30/02)
- Secured by plants with total capacity of 2,783 MW and all other assets of borrower and its subsidiaries, excluding certain plant assets.
- Includes purchase accounting write-up of $0.03
- $0.030 revolving credit facility expires December 2002; $0.010 LCs outstanding at 9/30/02

Liberty Project Finance

Bank / Inst $ 0.3

- Maturities from 2002 - 2026
- Fixed rate (9/30/02) ~ 9.0% ($0.165)
- Floating rate (9/30/02) ~ 3.1% ($0.105)
- Floating rate based on LIBOR plus 1.25% (9/30/02) or a base rate
- Secured by 550 MW plant; non-recourse

1 Orion Power Holdings had a $0.062 revolving credit facility which was to expire December 2002. This facility was terminated in October 2002 in connection with the restructuring of the Midwest LP and New York LP credit facilities.

2 The Midwest LP and New York LP facilities were restructured in October 2002. For information on the restructured facilities, see Footnote 16(b) in the Subsequent Events Section of RRI's third quarter 10-Q.

Note: This is a financing structure presentation, not per GAAP and is qualified in its entirety by reference to RRI's 10-K/A for the year ended Dec. 31, 2001 and its 10-Q's for the quarters ended Mar. 31, 2002, June 30, 2002 and Sept. 30, 2002.

79